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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 26, 2000
                                ----------------


                           DECISIONONE HOLDINGS CORP.
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             (Exact name of registrant as specified in its charter)



         Delaware                          0-28090               13-3435409
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(State or other jurisdiction              (Commission          (IRS Employer
      of incorporation)                   File Number)       Identification No.)


                             DECISIONONE CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                          333-28411             23-2328680
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(State or other jurisdiction              (Commission          (IRS Employer
    of incorporation)                     File Number)       Identification No.)



50 East Swedesford Road, Frazer, Pennsylvania                        19355
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  (Address of principal executive offices)                         (Zip Code)



        Registrants' telephone number, including area code (610) 296-2000
                                                           --------------




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Item 8.  Change in Fiscal Year.
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On January 26, 2000, DecisionOne Holdings Corp. and DecisionOne Corporation each made a determination to change its fiscal year end from June 30 to December 31, effective December 31, 1999. The Companies had previously determined to change their fiscal years in November 1998, but delayed implementation because of the operational restructuring which commenced in January 1999.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DecisionOne Holdings Corp.
                                            --------------------------


Date     February 4, 2000                   /s/ Thomas J. Fogarty
         ----------------                   ---------------------
                                            Thomas J. Fogarty
                                            Senior Vice President and
                                            Chief Financial Officer


                                            DecisionOne Corporation
                                            -----------------------


Date     February 4, 2000                   /s/ Thomas J. Fogarty
         ----------------                   ---------------------
                                            Thomas J. Fogarty
                                            Senior Vice President and
                                            Chief Financial Officer